EMPLOYMENT AGREEMENT
                              --------------------

     THIS  EMPLOYMENT  AGREEMENT  (this "Agreement") is executed as of this 19th
                                                                            ----
day of June, 1998 (the "Effective Date"), by and between AMERICAN BINGO & GAMING CORP., a Delaware corporation (the "Company"), and RICHARD M. KELLEY (the "Executive").

     WHEREAS, the parties wish to enter into an employment agreement to employ the Executive as its Vice President and Chief Financial Officer and to set forth certain additional agreements between the Executive and the Company;

     NOW, THEREFORE, in consideration of the mutual covenants and representations contained herein, the parties hereto agree as follows:

     1.     TERM
            ----

     The Company will employ the Executive, and the Executive will serve the Company, under the terms of this Agreement, for an initial term of two years commencing on June 29, 1998 (the "Employment Date"). The terms of this Agreement may be extended for one or more additional twelve-month periods provided the Company and the Executive agree in writing to such an extension no later than thirty days prior to the expiration of the term of this Agreement. Notwithstanding the foregoing, the Executive's employment hereunder may be earlier terminated as provided in Section 4 hereof. The term of this Agreement, as in effect from time to time in accordance with the foregoing, shall be referred to herein as the "Term." The period of time between the Employment Date and the termination of the Executive's employment hereunder shall be referred to herein as the "Employment Period."

     2.     EMPLOYMENT
            ----------

               (a) POSITIONS AND REPORTING. The Company hereby employs the Executive for the Employment Period as its Vice President and Chief Financial Officer on the terms and conditions set forth in this Agreement.

               (b) AUTHORITY AND DUTIES. The Executive shall exercise such authority, perform such executive duties and functions and discharge such responsibilities as the President of the Company may from time to time determine, consistent with the Executive's position and the By-Laws of the Company. Without limiting the generality of the foregoing, the Executive shall report directly and be responsible to the President of the Company. During the Employment Period, the Executive shall devote his full business time, skill and efforts to the business of the Company. Notwithstanding the foregoing, the Executive may (i) make and manage passive personal business investments of his choice (in the case of publicly held corporations, not to exceed 2% of the outstanding voting stock) and serve in any capacity with any civic, educational or charitable organization, or any trade association, without seeking or obtaining approval from the President of the Company, provided such activities and service do not materially interfere or conflict with the performance of his duties hereunder, and (ii) with the approval of the President, serve on the boards of directors of other corporations.

               (c) PRIOR EMPLOYMENT. The Executive represents and warrants that he has no individual employment agreement or non-competition agreement with his current or any prior employer or any other agreement, contract, judgment, decree or limitation which would prohibit, limit or otherwise restrict the employment of the Executive by the Company pursuant to the terms of this Agreement.

     3.     COMPENSATION  AND  BENEFITS
            ---------------------------

               (a) SALARY. During the Employment Period, the Company shall pay to the Executive, as compensation for the performance of his duties and obligations under this Agreement, a base salary at the rate of One Hundred Forty Thousand ($140,000) Dollars per annum, payable in arrears not less frequently than monthly in accordance with the normal payroll practices of the Company. Such base salary shall be subject to review each year for a possible increase, but shall in no event be decreased from its then-existing level during the Employment Period. The Executive may also be requested to serve as a director or officer of various subsidiaries and affiliates of the Company and he hereby agrees to fulfill his duties as such an officer and a director of such entities without additional compensation.

               (b) ANNUAL BONUS. During the Employment Period, the Executive shall have the opportunity to earn an annual discretionary bonus of up to Fifty Thousand ($50,000) Dollars per annum. The Executive and the Company acknowledge that an incentive program which will serve as the basis for determining the Executive's annual bonus has not yet been established and hereby agree to establish such program as soon as possible following the Employment Date. The Executive acknowledges that this annual discretionary bonus shall be terminated upon the establishment and adoption of an annual incentive program by the Company which may be similar or greater in value. Until such incentive program is established, the Executive's bonus opportunity shall be discretionary and shall be comparable to or greater than awards granted to other executive officers of the Company.

               (c) EQUITY PARTICIPATION. The Executive shall be entitled to receive awards under any stock option or equity based incentive compensation plan or arrangement adopted by the Company for which senior executives are eligible. The level of the Executive's future participation in any such plan or arrangement shall be determined by the Board of Directors and shall be comparable to other executive officers of the Company.

               (d) OTHER BENEFITS. During the Employment Period, the Executive shall be entitled to participate in the Company's group health insurance plan, dental plan, group life insurance plan, long-term disability insurance plan, employee stock purchase plan, profit sharing plan, SARSEP and all of the other employee benefit plans, programs and arrangements of the Company in effect during the Employment Period which are generally available to senior executives of the Company, subject to and on a basis consistent with the terms, conditions and overall administration of such plans, programs and arrangements. In addition, during the Employment Period, the Executive shall be entitled to fringe benefits and perquisites comparable to those of other senior executives of the Company, including, but not limited to, three weeks of paid vacation per year and reasonable professional membership license fees and expenses.

               (e) MOVING EXPENSES. The Company shall pay or reimburse the Executive for the direct and reasonable expenses incurred in connection with relocating the Executive and his immediate family to Columbia, South Carolina; provided, however, such moving expenses shall not exceed $20,000. In addition, during the transition period, the Company shall pay up to six months of full furnished housing expenses for the Executive and shall pay for the Executive's reasonable temporary ground transportation expenses or, at the determination of the Company's President, shall pay for the Executive's vehicles to be transported to South Carolina. It is the intent of this Section 3(e) that the Executive shall not incur any out-of-pocket expenses related to his relocation to Columbia, South Carolina.

              (f)    BUSINESS  EXPENSES.  During  the  Employment  Period,  the
Company shall pay directly or reimburse the Executive for all documented reasonable business expenses incurred by the Executive in the performance of his duties under this Agreement, in accordance with the Company's policies.

              (g) VEHICLE ALLOWANCE. The Company shall provide the Executive a vehicle allowance in the amount of Three Hundred ($300) Dollars per month.

              (h) INDEMNIFICATION. During the Employment Period and thereafter,the Company shall indemnify the Executive to the fullest extent permitted by applicable law, and the Executive shall be entitled to the protection of insurance policies the Company may elect to maintain generally for the benefit of its officers, with respect to all costs, charges and expenses whatsoever incurred or sustained by the Executive in connection with any action, suit or proceeding to which he may be made a party by reason of being or having been an officer or employee of the Company or having served any other enterprise as a director, officer or employee at the request of the Company. The Company shall maintain director and officer insurance at reasonable and customary levels.

          4.     TERMINATION  OF  EMPLOYMENT
                 ---------------------------

               (a) TERMINATION FOR CAUSE. The Company may immediately terminate the Executive's employment hereunder for "cause" upon written notice to the Executive. For purposes of this Agreement, the Company shall have "cause" to terminate the Executive's employment hereunder if such termination shall be the result of:

                    (i) willful, material fraud or material dishonesty in connection with the Executive's performance hereunder that results in harm to the Company;

                    (ii) the failure by the Executive to substantially perform his material duties hereunder in good faith that results in material harm to the Company, if the Executive has been provided an opportunity to cure as provided in Section 4(c) of this Agreement;

                    (iii) the Executive's material breach of this Agreement, if the Executive has been provided an opportunity to cure as provided in Section 4(c) of this Agreement;

                    (iv) the failure by the Executive to diligently pursue in good faith and obtain any operating or other licenses required to be obtained by the Executive individually for the execution of his duties and responsibilities on behalf of the Company; provided, however, the Executive shall be entitled to the severance pay and benefits set forth under Section 5(a) hereof if the Executive's inability to obtain any operating or other license is due to some factor outside of the Executive's control;

                    (v) the appropriation of a material business opportunity of the Company, including attempting to secure or securing any personal profit in connection with any transaction entered into on behalf of the Company;

                    (vi) the material misappropriation of any of the Company's funds or property; or

                    (vii) the conviction of, or the entering of a guilty plea or plea of no contest with respect to, a felony or the equivalent thereof.

               (b) TERMINATION FOR GOOD REASON. The Executive shall have the right to terminate his employment with the Company at any time for "good reason" upon thirty days prior written notice to the Company. For purposes of this Agreement and subject to the Company's opportunity to cure as provided in
Section 4(c) hereof, the Executive shall have "good reason" to terminate his employment hereunder if such termination shall be the result of:

                    (i) a significant diminution during the Employment Period in the Executive's duties or responsibilities as set forth in Section 2 hereof;

                    (ii) a significant breach by the Company of the compensation and benefits provisions set forth in Section 3 hereof;

                    (iii)     a  notice  of  termination  by the Executive under
Section 4(i) hereof within twelve months following the occurrence of a Change in Control (as defined in Section 4(h) hereof);

                    (iv) a significant breach by the Company of any other term of this Agreement; or

                    (v) the failure of the Company and the Executive to agree to a written extension of this Agreement at least thirty days prior to the expiration of the Term of this Agreement; provided, however, the Executive's notice of termination under this provision must be received by the Company prior to the expiration of the Term of this Agreement.

               (c) NOTICE OF OPPORTUNITY TO CURE. As noted in Section 4(a) and Section 4(b), in certain situations it shall be a condition precedent to the Company's right to terminate the Executive's employment for "cause" and the Executive's right to terminate his employment for "good reason" that (1) the party seeking the termination shall first have given the other party written notice stating with specificity the reason for the termination ("breach") and
(2) if such breach is susceptible of cure or remedy, a period of 30 days from and after the giving of such notice shall have elapsed without the breaching party having effectively cured or remedied such breach during such 30-day period, unless such breach cannot be cured or remedied within 30 days, in which case the period for remedy or cure shall be extended for a reasonable time (not to exceed an additional 30 days), provided the breaching party has made and continues to make a diligent effort to effect such remedy or cure.

               (d) TERMINATION UPON DEATH. Except as provided in this Agreement, the Employment Period and all benefits and other rights of the Executive under this Agreement shall be terminated by the death of the Executive. The Executive's estate shall be entitled to receive all compensation, reimbursements and benefits, including but not limited to life insurance benefits, payable to or accruable for the benefit of the Executive under this Agreement.

               (e) TERMINATION UPON DISABILITY. The Employment Period may be terminated by the Company if the Executive shall be rendered incapable of performing his duties to the Company by reason of any medically determined physical or mental impairment for a period of at least three consecutive months (a "Disability"). In the event that the Company elects to terminate the Employment Period due to the Disability of the Executive, the Executive shall receive all compensation, reimbursements and other benefits payable to, or accruable for the benefit of, the Executive under this Agreement through the date of the determination of the Disability and to the date upon which the Executive first becomes eligible to receive disability benefits pursuant to the Company's long-term disability insurance policy as may then be in effect.

               (f) TERMINATION WITHOUT CAUSE. The Company may terminate the Executive's employment hereunder without "cause" at any time upon thirty days prior written notice to the Executive; provided, however, that in the event of such termination the Executive shall be entitled to the severance pay and benefits set forth under Section 5(a) hereof.

               (g) TERMINATION WITHOUT GOOD REASON. The Executive may terminate his employment with the Company at any time without "good reason" upon thirty days prior written notice to the Company; provided, however, the Executive's effective date of termination shall be no later than sixty days after the date of notice to the Company unless otherwise agreed by the Company. In the event of such a voluntary termination by the Executive, the Executive shall receive no further payments or benefits due under this Agreement from and after the effective date of termination. A voluntary termination under this
Section  4(g)  shall  not  be  deemed  a  breach  of  this  Agreement.

               (h) DEFINITION OF CHANGE IN CONTROL. A "Change in Control" shall be deemed to have taken place if:

                    (i) there shall be consummated any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's capital stock are converted into cash, securities or other property, other than a consolidation or merger of the Company in which the holders of the Company's voting stock immediately prior to the consolidation or merger shall, upon consummation of the consolidation or merger, own at least 50% of the voting stock of the surviving corporation, or any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan)  of  all  or  substantially  all  of  the  assets  of  the  Company;  or

                    (ii) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), shall after the date hereof become the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the voting power of all then outstanding securities of the Company having the right under ordinary circumstances to vote in an election of the Board (including, without limitation, any securities of the Company that any such person has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise, which shall be deemed beneficially owned by such person); or

                    (iii) individuals who at the date hereof constitute the entire Board and any new directors whose election by the Board, or whose nomination for election by the Company's stockholders, shall have been approved by a vote of at least a majority of the directors then in office who either were directors at the date hereto or whose election or nomination for election shall have been so approved (the "Continuing Directors") shall cease for any reason to constitute a majority of the members of the Board.

               (i) NOTICE OF TERMINATION. Any termination of the Executive's employment hereunder by either the Company or the Executive shall be communicated to the other party by a "Notice of Termination" to be given in accordance with Section 10 hereof. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) briefly summarizes the facts and circumstances deemed to provide a basis for the termination of the Executive's employment and the applicable provision hereof, and (iii) if the effective date of termination is other than the date of receipt of such notice, specifies the effective date of termination.

     5.     CONSEQUENCES  OF  TERMINATION
            -----------------------------

               (a) TERMINATION WITHOUT CAUSE OR FOR GOOD REASON. In the event of termination of the Executive's employment hereunder by the Company without "cause" pursuant to Section 4(f) hereof, by the Company pursuant to
Section 4(a)(iv) due to some factor outside of the Executive's control which caused the Executive to be unable to obtain any operating or other license, or by the Executive for "good reason" pursuant to Section 4(b) hereof, the Executive shall be entitled to the following severance pay and benefits:

                    (i) SEVERANCE PAY - severance payment in the form of a lump sum single payment comprised of the Executive's base salary as in effect immediately prior to such termination for the greater of nine months or the remaining Term of this Agreement (the "Severance Period"), and any accrued, earned or unpaid benefits applicable through the Severance Period, with all benefits, including bonuses, to be earned through the Severance Period; and

                    (ii) BENEFITS CONTINUATION - continuation for the Severance Period of coverage under the group health, dental, disability and life insurance benefit plans or arrangements in which the Executive is participating at the time of termination; provided, however, that the Company's obligation to
                             --------  -------
provide such coverages shall be terminated if the Executive is able to obtain substitute effective coverage from another employer at any time during the Severance Period. The Executive shall be entitled, at the expiration of the Severance Period, to elect continued medical coverage in accordance with section 4980B of the Internal Revenue Code of 1986, as amended (or any successor provision thereto).

               (b) OTHER TERMINATIONS. In the event of termination of the Executive's employment under Sections 4(a) (other than Section 4(a)(iv) as noted), 4(d), 4(e) or 4(g) for any reason other than those specified in Section 5(a) hereof, the Executive shall not be entitled to any severance pay or benefits continuation contemplated by the foregoing, except as may otherwise be provided under the applicable benefit plans or award agreements relating to the Executive.

               (c) ACCRUED RIGHTS. Notwithstanding any other provision of this Agreement, in the event of termination of the Executive's employment hereunder for any reason, the Executive shall be entitled to payment of any unpaid portion of his base salary through the effective date of termination, and payment of any accrued but unpaid rights solely in accordance with the terms of any incentive bonus, stock option or employee benefit plan or program of the Company.

     6.     CONFIDENTIALITY
            ---------------

     The Executive agrees that he will not at any time during the Employment Period or at any time thereafter for any reason, in any fashion, form or manner, either directly or indirectly, divulge, disclose or communicate to any person, firm, corporation or other business entity, in any manner whatsoever, any confidential information or trade secrets concerning the business of the Company, including, without limiting the generality of the foregoing, the techniques, methods or systems of its operation or management, any information regarding its financial matters, or any other material information concerning the business of the Company, its manner of operation, its plans or other material data. The provisions of this Section 6 shall not apply to (i) information that is public knowledge other than as a result of disclosure by the Executive in breach of this Section 6; (ii) information disseminated by the Company to third parties in the ordinary course of business; (iii) information lawfully received by the Executive from a third party who, based upon inquiry by the Executive, is not bound by a confidential relationship to the Company; or
(iv) information disclosed under a requirement of law or as directed by applicable legal authority having jurisdiction over the Executive.

     The Executive further agrees that he will not remove from the Company's premises (except to the extent such removal is for purposes of the performance of the Executive's duties at home or while traveling, or except as otherwise specifically authorized by the Company) Company property which includes, but is not limited to, any document, record, notebook, plan, model, component, device, or computer software or code, whether embodied in a disk or in any other form (collectively, the "Proprietary Items"). The Executive recognizes that, as between the Company and the Executive, all of the Proprietary Items, whether or not developed by the Executive, are the exclusive property of the Company. Upon termination of this Agreement by either party, or upon the request of the Company during the Employment Period, the Executive will return to the Company all of the Proprietary Items in the Executive's possession or subject to the Executive's control, and the Executive shall not retain any copies, abstracts, sketches, or other physical embodiments of any of the Proprietary Items.

     7.     INVENTIONS
            ----------

     The Executive is hereby retained in a capacity such that the Executive's responsibilities may include the making of technical and managerial contributions of value to the Company. The Executive hereby assigns to the Company all right, title and interest in such contributions and inventions made or conceived by the Executive alone or jointly with others during the Employment Period which directly relate to the business of the Company. This assignment shall include (a) the right to file and prosecute patent applications on such inventions in any and all countries, (b) the patent applications filed and patents issuing thereon, and (c) the right to obtain copyright, trademark or trade name protection for any such work product. The Executive shall promptly and fully disclose all such contributions and inventions to the Company and assist the Company in obtaining and protecting the rights therein (including patents thereon) in any and all countries; provided, however, that said
                                                  --------   -------
contributions and inventions will be the property of Company, whether or not patented or registered for copyright, trademark or trade name protection, as the case may be. Inventions conceived by the Executive which are not related to the business of the Company will remain the property of the Executive.

     8.     NON-COMPETITION
            ---------------

     The Executive agrees that he shall not, during the Employment Period and/or Severance Period and during the "Restricted Period," without the approval of the Board, directly or indirectly, alone or as a partner, joint venturer, officer, director, employee, consultant, agent, independent contractor or stockholder (other than as provided below) of any company or business, engage in any "Competitive Business" within a fifty mile radius of any locality in which the Company or any of its subsidiaries or affiliates then operates; provided, however, this non-competition provision shall not apply (i) if the Executive's employment is terminated b the Executive pursuant to Section 4(b)(i), (ii),
(iii) or (iv) hereof, or (ii) if the Executive's employment is terminated by the Company pursuant to Section 4(f) hereof, or (iii) if the Company and the Executive mutually agree to terminate the Executive's employment. For purposes of the foregoing, the term "Restricted Period" shall mean: (i) six months after the Employment Period or, if applicable, six months after the Severance Period, whichever is longer, with respect to any "Competitive Business" outside of South Carolina; and (ii) two years after the Employment Period or, if applicable, two years after the Severance Period, whichever is longer, with respect to any "Competitive Business" within South Carolina. For purposes of the foregoing, the term "Competitive Business" shall mean any business involved in the ownership, operation or management of a bingo or video gaming business or such other business as the Company may then be engaged in as a primary source of business. Notwithstanding the foregoing, the Executive shall not be prohibited, during the non-competition period applicable above, from acting as a passive investor where he owns not more than 2% of the issued and outstanding capital stock of any publicly-held company. During the period that the above non-competition restriction applies, the Executive shall not, without the written consent of the Company, solicit any employee of the Company or any employee of a subsidiary or affiliate of the Company to terminate his or her employment. The period of time applicable to any covenant in this Section 8 will be extended by the duration of any violation by the Executive of such covenant.

     If any covenant in this Section 8 is held to be unreasonable, arbitrary, or against public policy, such covenant will be considered to be divisible with respect to scope, time, and geographic area, and such lesser scope, time or geographic area, or all of them, as a court of competent jurisdiction may determine to be reasonable, not arbitrary, and not against public policy, will be effective, binding, and enforceable against the Executive.

     9.     BREACH  OF  RESTRICTIVE  COVENANTS
            ----------------------------------

     The parties agree that a breach or violation of Section 6, 7 or 8 hereof will result in immediate and irreparable injury and harm to the innocent party, who shall have, in addition to any and all remedies of law and other consequences under this Agreement, the right to an injunction, specific performance or other equitable relief to prevent the violation of the obligation hereunder.

     10.     NOTICE
             ------

     For purposes of this Agreement, notices, demands and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or (unless otherwise specified) mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

               (a)     If  to  the  Company,  to:

                       American  Bingo  &  Gaming  Corp.
                       Attn:  Andre M.  Hilliou
                       1440  Charleston  Highway
                       West  Columbia,  SC  29169

               (b)     If  to  the  Executive,  to:

                       Richard  M.  Kelley
                       14612  Addison  Street
                       Sherman  Oaks,  CA  91403

or to such other respective addresses as the parties hereto shall designate to the other by like notice, provided that notice of a change of address shall be effective only upon receipt thereof.

     11.     ARBITRATION;  LEGAL  FEES
             -------------------------

     Except as provided in Section 9 hereof, any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in South Carolina in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction. The Company shall reimburse the Executive for all reasonable legal fees and costs and other fees and expenses which the Executive may incur in respect of any dispute or controversy arising against the Company under or in connection with this Agreement; provided, however, that the Company shall only reimburse the
            --------   -------
Executive for such fees, costs and expenses if the Executive prevails in any such action.

     12.     WAIVER  OF  BREACH
             ------------------

     Any waiver of any breach of the Agreement shall not be construed to be a continuing waiver or consent to any subsequent breach on the part either of the Executive or of the Company.

     13.     NON-ASSIGNMENT;  SUCCESSORS
             ---------------------------

     Neither party hereto may assign his or its rights or delegate his or its duties under this Agreement without the prior written consent of the other party; provided, however, that (i) this Agreement shall inure to the benefit of
        --------  -------
and be binding upon the successors and assigns of the Company upon any sale of all or substantially all of the Company's assets, or upon any merger, consolidation or reorganization of the Company with or into any other corporation, all as though such successors and assigns of the Company and their respective successors and assigns were the Company; and (ii) this Agreement shall inure to the benefit of and be binding upon the heirs, assigns or designees of the Executive to the extent of any payments due to them hereunder. As used in this Agreement, the term "Company" shall be deemed to refer to any such successor or assign of the Company referred to in the preceding sentence.

     14.     WITHHOLDING  OF  TAXES
             ----------------------

     All payments required to be made by the Company to the Executive under this Agreement shall be subject to the withholding of such amounts, if any, relating to tax and other payroll deductions as the Company may reasonably determine it should withhold pursuant to any applicable law or regulation.

     15.     SEVERABILITY
             ------------

     To the extent any provision of this Agreement or portion thereof shall be invalid or unenforceable, it shall be considered deleted therefrom and the remainder of such provision and of this agreement shall be unaffected and shall continue in full force and effect.

     16.     COUNTERPARTS
             ------------

     This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

     17.     GOVERNING  LAW
             --------------

     This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of South Carolina without regard to the conflicts of law principles thereof.

     18.     ENTIRE  AGREEMENT
             -----------------

     This Agreement constitutes the entire agreement by the Company and the Executive with respect to the subject matter hereof and supersedes any and all prior agreements or understandings between the Executive and the Company with respect to the subject matter hereof, whether written or oral. This Agreement may be amended or modified only by written instrument executed by the Executive and the Company.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

THE  EXECUTIVE                        AMERICAN  BINGO  &  GAMING  CORP.

/s/  Richard  M.  Kelley              /s/  Andre M.  Hilliou
------------------------                   -----------------
     Richard  M.  Kelley              By:  Andre M.  Hilliou
                                      Its: President and Chief Executive Officer

          THIS EMPLOYMENT AGREEMENT IS SUBJECT TO ARBITRATION PURSUANT
          ------------------------------------------------------------
        TO THE UNIFORM ARBITRATION ACT, S.C. CODE ANN.  15-48-10, ET SEQ.
        -----------------------------------------------------------------
                        (LAW CO-OP. 1976 AND SUPP. 1997)
                        --------------------------------


                        AMENDMENT TO EMPLOYMENT AGREEMENT


          THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment") between American Bingo & Gaming Corp. (the "Company") and Richard M. Kelley (the "Executive") is entered into as of the 23rd day of October, 1998.

          WHEREAS, the Company and the Employee entered into an Employment Agreement as of June 19, 1998 (the "Employment Agreement"); and

          WHEREAS, the parties to the Employment Agreement wish to modify and amend certain provisions of the Employment Agreement;

          NOW, THEREFORE, in consideration of the recitals and mutual covenants, conditions and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties DO HEREBY AGREE as follows:

     1.     Amendment of Section 3(h).  Section 3(h) of the Employment Agreement
            -------------------------
is  hereby  amended  to  read  in  its  entirety  as  follows:

     (h) INDEMNIFICATION. During the Employment Period and thereafter, the Company shall indemnify the Executive to the fullest extent permitted by applicable law and at the full and direct cost and expense of the Company, and the Executive shall be entitled to the protection of insurance policies the Company may elect to maintain generally for the benefit of its officers, with respect to all costs, charges and expenses whatsoever incurred or sustained by the Executive in connection with any action, suit or proceeding to which he may be made a party by reason of being or having been an officer or employee of the Company or having served any other enterprise as a director, officer or employee at the request of the Company. The Company shall maintain director and officer insurance at reasonable and customary levels.

     2.     Amendment of Section 4(b).  Section 4(b) of the Employment Agreement
            -------------------------
is  hereby  amended  to  read  in  its  entirety  as  follows:

     (b) TERMINATION BY EXECUTIVE. The Executive shall have the right to terminate his employment with the Company at any time and shall not be required to state a reason for his termination. Such notice of termination shall be given to the Company's Chief Executive Officer, or in his absence to the Human Resources/Personnel Director in writing. The Executive shall provide between 14 days and 30 days advance written notice to the Company, at the sole and exclusive discretion of the Executive; provided, however, the Company and the Executive may mutually agree upon a longer or shorter notice period.

     3.     Amendment of Section 4(c).  Section 4(c) of the Employment Agreement
            -------------------------
is  hereby  amended  to  read  in  its  entirety  as  follows:

     (c) NOTICE OF OPPORTUNITY TO CURE. As noted in Section 4(a), in certain situations it shall be a condition precedent to the Company's right to terminate the Executive's employment for "cause" that (1) the Company shall first have given the Executive written notice stating with specificity the reason for the termination ("breach") and (2) if such breach is susceptible of cure or remedy, a period of 30 days from and after the giving of such notice shall have elapsed without the Executive having effectively cured or remedied such breach during such 30-day period, unless such breach cannot be cured or remedied within 30 days, in which case the period for remedy or cure shall be extended for a reasonable time (not to exceed an additional 30 days, unless such delay is beyond the control of the Executive), provided the Executive has made and continues to make a diligent effort to effect such remedy or cure.

     4.     Amendment of Section 4(g).  Section 4(g) of the Employment Agreement
              -------------------------
is  hereby  amended  to  read  in  its  entirety  as  follows:

     (g)  NOT  USED.

     5.     Amendment of Section 4(i).  Section 4(i) of the Employment Agreement
            -------------------------
is  hereby  amended  to  read  in  its  entirety  as  follows:

     (i) NOTICE OF TERMINATION. Any termination of the Executive's employment hereunder by either the Company or the Executive shall be communicated to the other party by a "Notice of Termination" to be given in accordance with Section 10 hereof. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) briefly summarizes the facts and circumstances deemed to provide a basis for the termination of the Executive's employment and the applicable provision hereof, unless it is a termination by the Executive pursuant to Section 4(b) hereof in which case the Executive is not required to disclose the facts and circumstances of the termination, and (iii) if the effective date of termination is other than the date of receipt of such notice, specifies the effective date of termination.

     6.     Amendment of Section 5(a).  Section 5(a) of the Employment Agreement
            -------------------------
is  hereby  amended  to  read  in  its  entirety  as  follows:

     (a) TERMINATION WITHOUT CAUSE OR BY THE EXECUTIVE. In the event of termination of the Executive's employment hereunder by the Company without "cause" pursuant to Section 4(f) hereof, by the Company pursuant to Section 4(a)(iv) due to some factor outside of the Executive's control which caused the Executive to be unable to obtain any operating or other license, or by the Executive pursuant to Section 4(b) hereof, the Executive shall be entitled to the following severance payments and benefits:

          (i) SEVERANCE PAY - severance payment comprised of the greater of the Executive's base salary as in effect immediately prior to such termination or such higher base salary as in effect at any time during the twelve-month period prior to such termination, for the greater of twelve months or the remaining Term of this Agreement (the "Severance Period");

          (ii) BONUSES - payment of the maximum bonus for which the Executive is eligible during the Severance Period based upon the greater of the amount provided in Section 3(b) hereof or such amount received from the Company in a prior period;

          (iii) BENEFITS - payment of the cash value of all benefits and other perquisites available to the Executive during the Severance Period, including but not limited to coverage under the group health, dental, disability and life insurance benefit plans or arrangements, automobile allowance, and three weeks of vacation plus sick leave; provided, however, even if the Executive shall obtain such insurance coverage or other benefits during the Severance Period to replace such benefits from the Company, the Executive shall not be required to refund any portion of the cash value received by the Executive pursuant to this provision; and

          (iv) ACCRUED WAGES, BONUSES AND BENEFITS - payment of the Executive's salary, bonuses and benefits for services in periods prior to the effective date of termination which have not been paid to the Executive as of the date of termination, which accrued wages, bonuses and benefits shall be considered to be fully earned and due at the effective date of termination.

     7.     Amendment of Section 5(b).  Section 5(b) of the Employment Agreement
            -------------------------
is  hereby  amended  to  read  in  its  entirety  as  follows:

     (b) OTHER TERMINATIONS. In the event of termination of the Executive's employment under Sections 4(a) (other than Section 4(a)(iv) as noted), 4(d) or 4(e) hereof, the Executive shall not be entitled to any severance pay or benefits continuation contemplated by the foregoing, except as may otherwise be provided under the applicable benefit plans or award agreements relating to the Executive.

     8.     Addition of New Section 5(d).  A new Section 5(d) shall be added  to
                ----------------------------
the Employment Agreement, which shall read in its entirety as follows:

     (d) PAYMENT OF SEVERANCE BENEFITS. Prior to 12:00 p.m. on the effective date of termination of the Executive, the Company shall pay to the Executive in a single lump sum payment an amount equal to the sum of the items discussed in
Section 5(a) hereof. The amount of the total payment shall be paid in full to the Executive without discount or set-off of any kind, except for withholdings for taxes and other payroll deductions authorized by the Executive or otherwise required by applicable law or regulation. All amounts calculated pursuant to
Section 5(a) hereof shall be considered fully earned and due through the respective periods to which they relate.

     9.     Amendment  of Section 8.  The first paragraph of  Section 8  of  the
            -----------------------
Employment  Agreement  is  hereby  amended  to  read in its entirety as follows:

     The Executive agrees that he shall not, during the Employment Period and/or Severance Period and during the "Restricted Period," without the approval of the Board, directly or indirectly, alone or as a partner, joint venturer, officer, director, employee, consultant, agent, independent contractor or stockholder (other than as provided below) of any company or business, engage in any "Competitive Business" within a fifty mile radius of any locality in which the Company or any of its subsidiaries or affiliates then operates in South Carolina; provided, however, this non-competition provision shall not apply (i) if the Executive's employment is terminated by the Executive pursuant to Section 4(b) hereof, or (ii) if the Executive's employment is terminated by the Company pursuant to Section 4(f) hereof, or (iii) if the Company and the Executive mutually agree to terminate the Executive's employment. For purposes of the foregoing, the term "Restricted Period" shall mean two years after the Employment Period or, if applicable, two years after the Severance Period, whichever is longer, with respect to any "Competitive Business" within South Carolina. For purposes of the foregoing, the term "Competitive Business" shall mean any business involved in the ownership, operation or management of a bingo or video gaming business or such other business as the Company may then be engaged in as a primary source of business. Notwithstanding the foregoing, the Executive shall not be prohibited, during the non-competition period applicable above, from acting as a passive investor where he owns not more than 2% of the issued and outstanding capital stock of any publicly-held company. During the period that the above non-competition restriction applies, the Executive shall not, without the written consent of the Company, solicit any employee of the Company or any employee of a subsidiary or affiliate of the Company to terminate his or her employment. The period of time applicable to any covenant in this
Section 8 will be extended by the duration of any violation by the Executive of such covenant.

     10.     Amendment  of  Section  14.  Section 14 of the Employment Agreement
             --------------------------
is  hereby  amended  to  read  in  its  entirety  as  follows:

     Except as otherwise stated in this Amendment, all payments required to be made by the Company to the Executive under this Agreement shall be subject to the withholding of such amounts, if any, relating to tax and other payroll deductions as the Company may reasonably determine it should withhold pursuant to any applicable law or regulation.

     11.     Addition  of  New  Section 19.  A new Section 19 shall be added  to
             -----------------------------
the Employment Agreement, which shall read in its entirety as follows:

     19.     SURVIVAL  OF  CONDITIONS
             ------------------------

     The provisions of Section 3(h) and Section 5 of this Agreement shall survive and remain in full force and effect (i) during the term of this Agreement, including any extensions hereof, (ii) during the term of the Executive's employment with the Company, and (iii) after the termination of the Executive's employment with the Company.

     12.     Miscellaneous.  This  Amendment  controls  over  any  contrary  or
             -------------
inconsistent provision of the Employment Agreement. Every provision of the Employment Agreement not specifically amended or modified by the terms of this Amendment shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                   AMERICAN  BINGO  &  GAMING  CORP.


                                   By:  /s/  Andre M. Hilliou
                                             -----------------------------------
                                             Andre M. Hilliou, President and CEO


                                   EXECUTIVE


                                        /s/  Richard  M.  Kelley
                                        ------------------------
                                             Richard  M.  Kelley